LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 19, 2021

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MAY 1, 2020

OF BRANDYWINEGLOBAL – GLOBAL OPPORTUNITIES

BOND FUND (USD HEDGED) (THE “FUND”)

Effective immediately, Class A shares and Class C shares of the Fund are available for purchase.

I.	The information below replaces in its entirety the corresponding information on the cover of the Fund’s Summary Prospectus and Prospectus:

Share class (Symbol): A (GLOAX), A2 (—), C (GLOCX), R (—), I (GBUSX), IS (GLOBX)

II.	The information below replaces in its entirety the corresponding information on the cover of the Fund’s SAI:

Fund		Ticker Symbol
	Class A	Class A2	Class C	Class C1	Class FI	Class R	Class I	Class IS

BRANDYWINEGLOBAL – GLOBAL OPPORTUNITIES BOND FUND (USD HEDGED) (“Global Opportunities Bond Fund (USD Hedged)”)	GLOAX	—	GLOCX	N/A	N/A	—	GBUSX	GLOBX

Please retain this supplement for future reference.

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